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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2003

ULTIMATE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
000-22532 (Commission File Number)	84-0585211 (IRS Employer Identification No.)
321 West 84th Street, Suite A Thornton, Colorado (Address of principal executive offices)	80260 (Zip Code)

Registrant's telephone number, including area code: (303) 412-2500

N/A
(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits

The following exhibit is being furnished with this Report:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated August 7, 2003, of Ultimate Electronics, Inc.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On August 7, 2003, Ultimate Electronics, Inc. issued a press release reporting its sales results for its second fiscal quarter ended July 31, 2003. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTIMATE ELECTRONICS, INC. (Registrant)
Date: August 11, 2003	By:	/s/ ALAN E. KESSOCK Alan E. Kessock Senior Vice President — Finance and Administration and Chief Financial Officer

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
  ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURE